Foreign Exchange Gain (Loss)	12 Months Ended
Sep. 30, 2025
Foreign exchange gain (loss) [abstract]
Foreign Exchange Gain (Loss)
24.
FOREIGN EXCHANGE GAIN (LOSS)

	Year ended September 30,
	2025	2024	2023
Realized FX loss	(20,102)	(23,835)	(15,645)
Unrealized FX gain (loss)	18,149	4,194	(20,411)
Foreign exchange loss	(1,953)	(19,641)	(36,056)

The Foreign exchange loss is primarily driven by fluctuations in the USD to Euro foreign exchange rate on intercompany receivables for inventory and intercompany loans. In particular, Birkenstock Global Sales GmbH, a subsidiary of the Company, transfers inventory from our fulfillment centers/production sites in Germany to the third-party fulfillment center of our subsidiary in the U.S., for which the intercompany invoices are denominated in USD. The related trade receivables due to Birkenstock Global Sales GmbH are paid at a later date at the prevailing foreign exchange rate. Additionally, €10.8 million and €8.9 million of the unrealized foreign exchange gain during the years ended September 30, 2025 and 2024, respectively, is due to the remeasurement of the USD cash flow tranche of TRA liability to the Holding's Euro functional currency. See Note 6 – Financial risk management objectives and policies.

The Euro/USD foreign exchange rates are as follows:

	Euro/USD exchange rates
	FX-rate at the beginning of the period	FX-rate at the end of the period	Change of FX-rate during the period in %
Year ended September 30, 2025	1.12	1.17	5%
Year ended September 30, 2024	1.06	1.12	6%
Year ended September 30, 2023	0.97	1.06	9%